UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299	91101
Pasadena, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

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N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                              Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

Alexandria Real Estate Equities, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) on May 20, 2013.  At the 2013 Annual Meeting, there were present in person or by proxy 57,993,219 shares of the Company’s common stock, representing stockholders entitled to cast approximately 91% of the total outstanding eligible votes and constituting a quorum.  Set forth below are the voting results for the three proposals considered and voted upon at the 2013 Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 19, 2013 (the “2013 Proxy Statement”):

1.         Election of Directors

The Company’s stockholders elected, by the votes indicated below, each of the following seven persons to serve as directors of the Company until the Company’s 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify:

Director	For	Withheld
Joel S. Marcus	55,150,810	1,566,295
Richard B. Jennings	41,172,328	15,544,777
John L. Atkins, III	47,773,364	8,943,741
Maria C. Freire	56,366,387	350,718
Richard H. Klein	47,658,697	9,058,408
James H. Richardson	55,794,513	922,592
Martin A. Simonetti	56,201,701	515,404

Broker non-votes (proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock) totaled 1,276,114 for each director nominee.

2.         Ratification of Appointment of Independent Public Registered Accountants

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013. 57,193,049 votes were cast “for” the ratification, 787,636 votes were cast “against” the ratification and 12,534 votes abstained.  Additionally, there were no broker non-votes for this proposal.

3.                                    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted upon, on a non-binding, advisory basis, whether to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s 2013 Proxy Statement.  4,939,963 votes were cast “for” the approval, 51,758,336 votes were cast “against” the approval and 18,806 votes abstained.  Additionally, there were 1,276,114 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: May 22, 2013	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer